UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Investment Commentary and Annual Report	October 31, 2013

LEGG MASON

CAPITAL MANAGEMENT

GLOBAL GROWTH TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Investment commentary

Equity markets performed well in the fiscal year ending October 31, 2013 with the MSCI All Country World Indexi returning +24.1% in U.S. dollar terms, however, individual country performance was quite divergent. The U.S. and Japan significantly outperformed returning +27.2% and +32.6%, respectively, while the MSCI Emerging Markets Indexii returned +6.9%. The MSCI Europe Index (“MXEU”)iii fell roughly in line with the S&P 500 Indexiv at +28.5% in U.S. dollar terms, but slightly underperformed in its local currency with a +22.6% return for the year.

The markets were favorably surprised by the aggressive monetary and fiscal approach favored by the Abe Government in Japan. We believe that there is more to the Japan story than “Abenomics”. The country’s exporters have a long history of favoring growth and market share at the expense of margins and returns. Structural and cultural dynamics have favored local manufacturing even when it is not competitive. With the growth of South Korea and China as manufacturing competitors, we believe things are starting to change. While margins are often low in Japan relative to global peers, the upside is that they have significant room to improve. That is not a small thing with U.S. margins arguably near peak. In order to be competitive in emerging markets, companies often need to have manufacturing in emerging markets. Those types of strategic choices can alter traditional thinking. We are cognizant of the challenges of Japan with its high sovereign debt and poor demographics, however that is not an excuse to ignore the market entirely. For example, a number of individual stocks in the Athens Composite Indexv have outperformed the MSCI All Country World Index over the past two years.

Although Europe underperformed for the year, there are signs of economic recovery and investor optimism appears to be on the upswing. According to Bloomberg estimates, the MXEU is trading at a 10% discount to the S&P 500 Index, a bit lower than the 16% discount average over the past three years. There is ample room for European fundamentals to improve, although some caution is warranted in that some of the sovereign debt crisis issues were deferred until German elections. Over the long term, the outlook for Europe is murkier.

The Investment Commentary is not a part of the Annual Report.

II	Legg Mason Capital Management Global Growth Trust

The long run economic growth of a country or region is generally viewed as being a function of its productivity and demographics. Productivity improvements are driven by the adoption of new technologies, urbanization, and supportive government policies. In some instances, the shock of the sovereign debt crisis has resulted in significant reform in Europe that should be favorable to productivity growth. On the other hand, Europe appears to have lagged in adoption of some of the more promising innovations. For example, cloud computing has the potential to significantly lower the computing costs for companies, but adoption has been hampered by regulations in Europe addressing data. In the U.S., start-ups increasingly launch on public clouds limiting their upfront capital needs and lowering the barriers-to-entry for a variety of industries. The use of robotics in factory automation is another area of significant potential particularly where an aging population will start to reduce the labor force. It is not clear to us that Europe is leading here, despite a clearly aging workforce. The combination of robotics plus low energy costs could improve the U.S. industrial base over time.

The contrast of Europe with the U.S. is pretty clear in this area, but the more interesting comparison is with Japan. One can argue that Europe has benefitted from the competitiveness of the German industrial base from a combination of labor reform and the EU. Japan was on the losing end of that transformation. Japan faces even worse demographics than Europe in addition to structural issues that have limited the benefits of innovation. However, to the extent that Japan is successful in implementing structural reforms as part of the third arrow of Abenomics, one might see a reversal of economic fate to the detriment of Germany and Europe.

Does the discount of Europe to the U.S. already reflect a more negative longer-term outlook? Perhaps to some degree, but it also reflects significant differences in the market constituents. If one takes a simple approach and assumes that equities supported by intellectual property like Information Technology and Health Care will tend to trade at a premium multiple versus more asset-heavy industries, then the U.S. should trade at a premium. Information Technology and Health Care represent 3% and 12% of the MXEU respectively compared to 18% and 13% for the S&P 500 Index. Combined those two sectors represent more than 30% of the S&P 500 Index as compared to only 15% of Europe. Europe also has a higher portion of financial services which tend to trade at lower P/Es owing to leverage; specifically 22% for Europe versus 16% for the U.S. All of those factors contribute to the relative multiple of the two markets.

So while Europe appears to still be somewhat cyclically depressed, we are less certain on the secular outlook. For Japan, the Government will need to implement its reform agenda to sustain the rally in our opinion. The U.S. outlook looks clearer over the intermediate term with the recovery of housing still at an early stage and the low-cost energy paradigm just starting to play out. The market multiple is closer to the high end of its 10-year range against arguably peak margins. Incremental growth may

The Investment Commentary is not a part of the Annual Report.

Legg Mason Capital Management Global Growth Trust	III

Investment commentary (cont’d)

come at the expense of margins and accelerating capital spending. Emerging markets could come under additional pressure over the next year if reduced quantitative easing drains liquidity.

The divergent performance last year and mixed outlook are another reminder of the benefits of global diversification and not getting too caught up in the prevalent narrative (i.e. BRICs are good, Japan is bad). As long-term investors, we aim to balance the Fund’s country exposures so as to not be dependent on market timing. The Fund is more heavily weighted to secular growth as opposed to cyclical growth. Furthermore, in light of high government debt levels and the magnitude of the last capital investment cycle, the Fund is more aligned with consumption than investment. We continue to find a number of attractively valued companies in the major regions, but it is probably more of a stock pickers market in the near term.

Gibboney Huske, CFA

Portfolio Manager

November 18, 2013

Any discussion of individual securities is intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended, and should not be relied upon, as the basis for anyone to buy, sell or hold any security. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies should consult their financial professional.

Portfolio holdings and breakdowns are as of October 31, 2013 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Schlumberger Ltd. (3.0%), Apple Inc. (3.0%), Dollar General Corp. (2.9%), GlaxoSmithKline PLC, ADR (2.9%), Diageo PLC, ADR (2.9%), Hitachi Ltd. (2.9%), Ralph Lauren Corp. (2.6%), Fomento Economico Mexicano SA de CV, ADR (2.5%), Amazon.com Inc. (2.4%) and Roche Holding AG, ADR (2.4%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2013 were: Information Technology (26.0%), Consumer Discretionary (20.5%), Financials (13.2%), Consumer Staples (12.2%) and Health Care (10.2%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future

The Investment Commentary is not a part of the Annual Report.

IV	Legg Mason Capital Management Global Growth Trust

performance. Investors should not use this information as the sole basis for investment decisions.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Diversification does not guarantee a profit or protect against investment loss.

[i]	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

ii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

iii	The MSCI Europe Index is a free-float weighted equity index designed to measure the equity market performance of the developed markets in Europe.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]	The Athens Composite Index is a capitalization-weighted index of Greek stocks listed on the Athens Stock Exchange.

The Investment Commentary is not a part of the Annual Report.

Legg Mason Capital Management Global Growth Trust	V

Annual Report	October 31, 2013

LEGG MASON

CAPITAL MANAGEMENT

GLOBAL GROWTH TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Capital Management Global Growth Trust for the twelve-month reporting period ended October 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 29, 2013

Legg Mason Capital Management Global Growth Trust 2013 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to seek long-term growth of capital. The Fund normally invests primarily in common stocks of U.S. and foreign companies that, in our opinion, appear to offer above average growth potential and trade at a significant discount to our assessment of their intrinsic value. Any income realized will be incidental to the Fund’s objective. The Fund may invest in companies of any size located throughout the world, including companies located, or with substantial operations in emerging markets. Foreign companies are considered to include those organized, headquartered or with substantial operations outside of the U.S. The Fund’s policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Major U.S indices plowed upward throughout the past year setting new highs over and over again, with the NASDAQ Composite Indexi and S&P 500 Indexii returning +34% and +27%, respectively. The MSCI All Country World Index (“MSCI ACWI”)iii also posted solid gains of +23% during this period and is trading around seven percentage points below its all-time high in 2007. The Consumer Discretionary, Health Care1, Industrial and Financial sectors led the MSCI ACWI higher, advancing by +28% to +40%, while the Materials, Utilities2 and Energy sectors lagged the benchmark, returning between +4% and +13% over the past year. The U.S Presidential election and debate surrounding the fiscal cliff drove markets during the final months of 2012. Ultimately, President Obama was reelected after beating Republican candidate Mitt Romney. Meanwhile, Congress debated the fiscal cliff up until the final minute to close the year, but eventually passed the American Taxpayer Relief Act of 2012, which added $600 billion of tax revenue over the next 10 years. The MSCI ACWI kept pace with the major U.S. indices during the first half of 2013 but fell behind in May after the Federal Reserve Board (“Fed”)iv indicated that quantitative easing programs may be wound down, colloquially referred to as “tapering.” Although the Fed’s monetary policy-setting committee left the target short-term interest rate unchanged at 0% to 0.25% and maintained the $85B-a-month bond-buying program, Chairman Ben Bernanke said the central bank may start reducing asset purchases later this year and end them in mid-2014 if the economy continues to improve in line with the Fed’s projection. The MSCI ACWI gave back 10 percentage points of gains between mid-May and mid-June, but regained momentum over the next few weeks. Equities sold off in August as the U.S. weighed options concerning Syria’s civil unrest. In mid-September, the Fed unexpectedly announced plans to maintain its current accommodative policy while economists had forecasted a $10B reduction in bond purchases. Though stocks rallied on the decision, they subsided as House Repub-

[1]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

[2]	Utilities consists of the following industries: Electric, Natural Gas and Other Utility.

2	Legg Mason Capital Management Global Growth Trust 2013 Annual Report

licans and the Democrat-controlled Senate squabbled over the 2014 budget with health care reform in the spotlight. Congress remained stubborn and deadlocked, ultimately resulting in a partial government shutdown beginning in October. Equities eventually recovered after Congress ended the partial government shutdown by approving temporary spending measures and pushing the debt ceiling debate out to early 2014. The MSCI ACWI narrowed the gap with U.S. equities during the third quarter and into October on encouraging signs in the global economy. The recession in the Eurozone appeared to be coming to an end, emerging market economies seemed to be gaining traction, and it became evident that the Syrian conflict was not spreading to the major oil-producing nations in the Middle East.

Q. How did we respond to these changing market conditions?

A. Despite five years of high realized equity returns we are still finding attractive valuation opportunities within equities. We continue to find price-to-value gaps in certain cyclical earnings streams, especially financial stocks that will benefit from rising rates and improving economic conditions around the world. The Fund started the fiscal year with a large underweight in Financials, which has been significantly reduced over the past year as we invested in several global banks with significant growth opportunities in developed and emerging markets. The Fund also increased its exposure to the Industrials sector to take advantage of the improving global economic backdrop. Technology has also been a major return laggard since last year, as investors grapple with the major structural shift from PC- to cloud-based architectures. The lowered expectations in tech are creating attractive opportunities to buy inexpensive growth options. Although we reduced the Fund’s overall exposure to the Technology sector over the past year by swapping out deeper-value names for names with stronger growth prospects, the Fund maintains a large overweight in this sector compared to the MSCI ACWI. The Fund also reduced its overweight in the Health Care1 sector and is presently roughly in line with the MSCI ACWI. From a valuation perspective, as of the end of the period, the Fund traded at a premium to the MSCI ACWI in terms of forward price-to-earnings, price-to-book, price-to-sales and price-to-cash flow multiples.

Performance review

For the twelve months ended October 31, 2013, Class C shares of Legg Mason Capital Management Global Growth Trust, excluding sales charges, returned 25.98%. The Fund’s unmanaged benchmark, the MSCI ACWI returned 23.29% for the same period. The Lipper Global Multi-Cap Growth Funds Category Average2 returned 25.89% over the same time frame.

[1]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 232 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Capital Management Global Growth Trust 2013 Annual Report	3

Fund overview (cont’d)

Performance Snapshot as of October 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Capital Management Global Growth Trust:
Class A	11.52%	26.92%
Class C	11.10%	25.98%
Class FI	11.54%	26.95%
Class R	11.36%	26.66%
Class I	11.67%	27.26%
MSCI All Country World Index (MSCI ACWI)	8.66%	23.29%
Lipper Global Multi-Cap Growth Funds Category Average[1]	11.29%	25.89%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 1.26%, 2.01%, 1.33%, 1.71%, and 0.96%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 1.40% for Class R shares and 0.90% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 237 funds for the six-month period and among the 232 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Capital Management Global Growth Trust 2013 Annual Report

Q. What were the leading contributors to performance?

A. The Fund’s relative outperformance was largely due to overall stock selection and to a lesser degree sector allocation. Stock selection within the Financials, Industrials, Health Care1 and Energy sectors contributed substantially to relative returns. Meanwhile, an overweight in Consumer Discretionary and an underweight in Energy also helped performance as the former outperformed the benchmark while the latter lagged. In terms of individual stocks, Celgene, athenahealth, Southwest Airlines, The Blackstone Group and FleetMatics Group contributed the most to absolute returns.

Q. What were the leading detractors from performance?

A. Overall interaction of selection and allocation effects detracted from relative performance. With regards to allocation, an underweight in Financials weighed on performance as the sector outperformed the benchmark. In terms of individual positions, L’Occitane International, SINA, Apple, ARIAD Pharmaceuticals and Rackspace Hosting detracted from returns.

Q. Were there any significant changes to the Fund during the reporting period?

A. Overall, the Fund purchased 27 and sold out of 26 unique names, ending the year with 61 holdings with the top-10 representing around 28% of the portfolio’s assets. The portfolio was most active in the Information Technology, Health Care and Financials sectors. The most notable purchases included Ralph Lauren, Roche Holding, Brown-Forman, Safran SA, and Banco Bilbao Vizcaya Argentaria. Meanwhile, notable positions we sold included Myriad Genetics, Celgene, Sanofi, Unilever and NIKE.

Thank you for your investment in Legg Mason Capital Management Global Growth Trust. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Legg Mason Capital Management, LLC

November 14, 2013

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Growth stocks as a group can be more volatile than value stocks and may be out of favor and underperform the overall equity market while the market concentrates on value stocks. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

[1]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

Legg Mason Capital Management Global Growth Trust 2013 Annual Report	5

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of October 31, 2013 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Schlumberger Ltd. (3.0%), Apple Inc. (3.0%), Dollar General Corp. (2.9%), GlaxoSmithKline PLC, ADR (2.9%), Diageo PLC, ADR (2.9%), Hitachi Ltd. (2.9%), Ralph Lauren Corp. (2.6%), Fomento Economico Mexicano SA de CV, ADR (2.5%), Amazon.com Inc. (2.4%) and Roche Holding AG, ADR (2.4%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2013 were: Information Technology (26.0%), Consumer Discretionary (20.5%), Financials (13.2%), Consumer Staples (12.2%) and Health Care (10.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

6	Legg Mason Capital Management Global Growth Trust 2013 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2013 and October 31, 2012. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Capital Management Global Growth Trust 2013 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2013 and held for the six months ended October 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	11.52%	$1,000.00	$1,115.20	1.15%	$6.13	Class A	5.00%	$1,000.00	$1,019.41	1.15%	$5.85
Class C	11.10	1,000.00	1,111.00	1.90	10.11	Class C	5.00	1,000.00	1,015.63	1.90	9.65
Class FI	11.54	1,000.00	1,115.40	1.15	6.13	Class FI	5.00	1,000.00	1,019.41	1.15	5.85
Class R	11.36	1,000.00	1,113.60	1.40	7.46	Class R	5.00	1,000.00	1,018.15	1.40	7.12
Class I	11.67	1,000.00	1,116.70	0.90	4.80	Class I	5.00	1,000.00	1,020.67	0.90	4.58

8	Legg Mason Capital Management Global Growth Trust 2013 Annual Report

[1]	For the six months ended October 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Capital Management Global Growth Trust 2013 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 10/31/13	26.92%	25.98%	26.95%	26.66%	27.26%
Five Years Ended 10/31/13	N/A	13.99	14.86	14.58	15.17
Ten Years Ended 10/31/13	N/A	1.49	N/A	N/A	N/A
Inception* through 10/31/13	19.90	6.69	1.78	0.13	1.95

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 10/31/13	19.63%	24.98%	26.95%	26.66%	27.26%
Five Years Ended 10/31/13	N/A	13.99	14.86	14.58	15.17
Ten Years Ended 10/31/13	N/A	1.49	N/A	N/A	N/A
Inception* through 10/31/13	18.41	6.69	1.78	0.13	1.95

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 10/31/13)	136.52%
Class C (10/31/03 through 10/31/13)	15.93
Class FI (Inception date of 1/29/04 through 10/31/13)	18.78
Class R (Inception date of 12/28/06 through 10/31/13)	0.92
Class I (Inception date of 3/4/04 through 10/31/13)	20.50

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R and I shares are February 3, 2009, April 17, 1995, January 29, 2004, December 28, 2006 and March 4, 2004, respectively.

10	Legg Mason Capital Management Global Growth Trust 2013 Annual Report

Historical performance

Value of $10,000 invested in

Class C Shares of Legg Mason Capital Management Global Growth Trust vs. MSCI All Country World Index† — October 2003 - October 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class C shares of Legg Mason Capital Management Global Growth Trust on October 31, 2003, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2013. The hypothetical illustration also assumes a $10,000 investment in the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares performance indicated on this chart, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

Legg Mason Capital Management Global Growth Trust 2013 Annual Report	11

Schedule of investments

October 31, 2013

Legg Mason Capital Management Global Growth Trust

Security	Shares	Value
Common Stocks — 97.8%
Consumer Discretionary — 20.5%
Auto Components — 1.0%
Autoliv Inc.	16,160	$1,441,957
Automobiles — 1.8%
Nissan Motor Co., Ltd.	266,600	2,662,475
Hotels, Restaurants & Leisure — 2.2%
Las Vegas Sands Corp.	45,000	3,159,900
Internet & Catalog Retail — 2.4%
Amazon.com Inc.	9,790	3,563,854	*
Multiline Retail — 2.9%
Dollar General Corp.	74,700	4,316,166	*
Specialty Retail — 3.7%
L’Occitane International SA	1,289,700	2,921,080
Lowe’s Cos. Inc.	50,000	2,489,000
Total Specialty Retail		5,410,080
Textiles, Apparel & Luxury Goods — 6.5%
Compagnie Financiere Richemont SA	26,000	2,666,336
Prada SpA	321,500	3,130,820
Ralph Lauren Corp.	22,600	3,743,464
Total Textiles, Apparel & Luxury Goods		9,540,620
Total Consumer Discretionary		30,095,052
Consumer Staples — 12.2%
Beverages — 7.5%
Brown-Forman Corp., Class B Shares	41,100	2,999,478
Diageo PLC, ADR	33,700	4,299,783
Fomento Economico Mexicano SA de CV, ADR	39,700	3,704,010
Total Beverages		11,003,271
Food Products — 3.4%
Amira Nature Foods Ltd.	200,740	2,858,537	*
Aryzta AG	29,650	2,215,540
Total Food Products		5,074,077
Personal Products — 1.3%
Estee Lauder Cos. Inc., Class A Shares	26,040	1,847,799
Total Consumer Staples		17,925,147
Energy — 4.2%
Energy Equipment & Services — 3.0%
Schlumberger Ltd.	47,500	4,451,700

See Notes to Financial Statements.

12	Legg Mason Capital Management Global Growth Trust 2013 Annual Report

Legg Mason Capital Management Global Growth Trust

Security	Shares	Value
Oil, Gas & Consumable Fuels — 1.2%
Occidental Petroleum Corp.	18,000	$1,729,440
Total Energy		6,181,140
Financials — 12.5%
Capital Markets — 1.8%
Blackstone Group LP	102,000	2,680,560
Commercial Banks — 5.6%
Banco Bilbao Vizcaya Argentaria S.A.	243,000	2,838,240
Credicorp Ltd.	9,400	1,284,040
Lloyds TSB Group PLC	1,172,070	1,457,018	*
Standard Chartered PLC	106,800	2,570,474
Total Commercial Banks		8,149,772
Consumer Finance — 1.8%
ORIX Corp.	157,000	2,691,976
Diversified Financial Services — 1.8%
JPMorgan Chase & Co.	49,800	2,566,692
Insurance — 1.5%
AXA SA	90,020	2,248,932
Total Financials		18,337,932
Health Care — 10.2%
Biotechnology — 1.2%
BioMarin Pharmaceutical Inc.	12,400	778,968	*
Vertex Pharmaceuticals Inc.	13,400	955,956	*
Total Biotechnology		1,734,924
Health Care Technology — 2.5%
athenahealth Inc.	21,000	2,803,710	*
Veeva Systems Inc., Class A Shares	21,800	848,238	*
Total Health Care Technology		3,651,948
Pharmaceuticals — 6.5%
GlaxoSmithKline PLC, ADR	81,800	4,305,134
Ono Pharmaceutical Co., Ltd.	23,400	1,761,009
Roche Holding AG, ADR	51,000	3,536,340
Total Pharmaceuticals		9,602,483
Total Health Care		14,989,355
Industrials — 8.3%
Aerospace & Defense — 2.0%
Safran SA	45,700	2,920,963
Airlines — 3.3%
Southwest Airlines Co.	189,000	3,254,580

See Notes to Financial Statements.

Legg Mason Capital Management Global Growth Trust 2013 Annual Report	13

Schedule of investments (cont’d)

October 31, 2013

Legg Mason Capital Management Global Growth Trust

Security	Shares	Value
Airlines — continued
United Continental Holdings Inc.	47,700	$1,619,415	*
Total Airlines		4,873,995
Building Products — 1.1%
LIXIL Group Corp.	66,000	1,542,439
Industrial Conglomerates — 1.9%
United Technologies Corp.	25,800	2,741,250
Total Industrials		12,078,647
Information Technology — 26.0%
Communications Equipment — 1.1%
F5 Networks Inc.	19,800	1,613,898	*
Computers & Peripherals — 6.0%
Apple Inc.	8,350	4,361,622
EMC Corp.	116,000	2,792,120
Lenovo Group Ltd.	1,509,200	1,611,786
Total Computers & Peripherals		8,765,528
Electronic Equipment, Instruments & Components — 2.9%
Hitachi Ltd.	615,000	4,284,298
Internet Software & Services — 3.2%
Cvent Inc.	4,840	149,992	*
Rackspace Hosting Inc.	62,410	3,197,264	*
Youku.com Inc., ADR	47,300	1,288,452	*
Total Internet Software & Services		4,635,708
IT Services — 4.0%
Accenture PLC, Class A Shares	27,000	1,984,500
Cognizant Technology Solutions Corp., Class A Shares	26,200	2,277,566	*
EVERTEC Inc.	69,435	1,628,945
Total IT Services		5,891,011
Semiconductors & Semiconductor Equipment — 2.6%
Altera Corp.	30,900	1,038,240
Broadcom Corp., Class A Shares	55,400	1,480,288
NXP Semiconductors NV	30,800	1,297,296	*
Total Semiconductors & Semiconductor Equipment		3,815,824
Software — 6.2%
Adobe Systems Inc.	41,520	2,250,384	*
FleetMatics Group PLC	52,500	1,666,875	*
Red Hat Inc.	63,300	2,738,991	*
ServiceNow Inc.	43,800	2,391,918	*

See Notes to Financial Statements.

14	Legg Mason Capital Management Global Growth Trust 2013 Annual Report

Legg Mason Capital Management Global Growth Trust

Security			Shares	Value
Software — continued
Workday Inc., Class A Shares			1,300	$97,331	*
Total Software				9,145,499
Total Information Technology				38,151,766
Materials — 3.9%
Chemicals — 1.2%
Monsanto Co.			17,180	1,801,838
Metals & Mining — 2.7%
Dominion Diamond Corp.			165,000	2,220,900	*
Petra Diamonds Ltd.			950,000	1,706,017	*
Total Metals & Mining				3,926,917
Total Materials				5,728,755
Total Common Stocks (Cost — $107,139,462)				143,487,794
Preferred Stocks — 0.7%
Financials — 0.7%
Commercial Banks — 0.7%
Itau Unibanco Banco Multiple SA, ADR (Cost — $1,116,177)			69,300	1,067,913
Total Investments before Short-Term Investments (Cost — $108,255,639)				144,555,707

	Rate	Maturity Date	Face Amount
Short-Term Investments — 3.0%
Repurchase Agreements — 3.0%
Interest in $1,150,000,000 joint tri-party repurchase agreement dated 10/31/13 with RBS Securities Inc.; Proceeds at maturity — $4,446,010; (Fully collateralized by various U.S. government obligations, 1.250% to 3.625% due 10/31/18 to 8/15/43; Market value — $4,534,924) (Cost — $4,446,000)	0.080%	11/1/13	$4,446,000	4,446,000
Total Investments — 101.5% (Cost — $112,701,639#)				149,001,707
Liabilities in Excess of Other Assets — (1.5)%				(2,232,661)
Total Net Assets — 100.0%				$146,769,046

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $112,902,335.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

Legg Mason Capital Management Global Growth Trust 2013 Annual Report	15

Statement of assets and liabilities

October 31, 2013

Assets:
Investments, at value (Cost — $112,701,639)	$149,001,707
Cash	30,191
Dividends and interest receivable	129,724
Receivable for Fund shares sold	38,330
Prepaid expenses	32,565
Other asset	91,136
Total Assets	149,323,653

Liabilities:
Payable for securities purchased	1,871,574
Payable for Fund shares repurchased	242,031
Investment management fee payable	107,088
Service and/or distribution fees payable	96,200
Trustees’ fees payable	92,070
Accrued expenses	145,644
Total Liabilities	2,554,607
Total Net Assets	$146,769,046

Net Assets:
Par value (Note 6)	$51
Paid-in capital in excess of par value	461,174,959
Accumulated net investment loss	(835,725)
Accumulated net realized loss on investments and foreign currency transactions	(349,866,791)
Net unrealized appreciation on investments and foreign currencies	36,296,552
Total Net Assets	$146,769,046

Shares Outstanding:
Class A	296,887
Class C	3,887,687
Class FI	368,502
Class R	23,291
Class I	573,353

Net Asset Value:
Class A (and redemption price)	$28.95
Class C*	$27.93
Class FI (and redemption price)	$30.15
Class R (and redemption price)	$29.60
Class I (and redemption price)	$31.00
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$30.72

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (see Note 2).

See Notes to Financial Statements.

16	Legg Mason Capital Management Global Growth Trust 2013 Annual Report

Statement of operations

For the Year Ended October 31, 2013

Investment Income:
Dividends	$2,434,194
Interest	913
Less: Foreign taxes withheld	(73,485)
Total Investment Income	2,361,622

Expenses:
Service and/or distribution fees (Notes 2 and 5)	1,145,850
Investment management fee (Note 2)	1,030,561
Transfer agent fees (Note 5)	229,255
Registration fees	84,192
Audit and tax	34,478
Trustees’ fees	32,959
Custody fees	31,178
Shareholder reports	30,726
Fees recaptured by investment manager (Note 2)	29,250
Legal fees	28,782
Fund accounting fees	28,090
Insurance	4,395
Miscellaneous expenses	10,833
Total Expenses	2,720,549
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(249,692)
Net Expenses	2,470,857
Net Investment Loss	(109,235)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	21,951,183
Foreign currency transactions	(13,009)
Net Realized Gain	21,938,174
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	12,612,593
Foreign currencies	(2,662)
Change in Net Unrealized Appreciation (Depreciation)	12,609,931
Net Gain on Investments and Foreign Currency Transactions	34,548,105
Increase in Net Assets from Operations	$34,438,870

See Notes to Financial Statements.

Legg Mason Capital Management Global Growth Trust 2013 Annual Report	17

Statements of changes in net assets

For the Years Ended October 31,	2013	2012

Operations:
Net investment loss	$(109,235)	$(611,542)
Net realized gain	21,938,174	13,052,056
Change in net unrealized appreciation (depreciation)	12,609,931	2,769,177
Increase in Net Assets From Operations	34,438,870	15,209,691

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	7,862,955	8,902,221
Cost of shares repurchased	(47,748,482)	(56,235,214)
Decrease in Net Assets From Fund Share Transactions	(39,885,527)	(47,332,993)
Decrease in Net Assets	(5,446,657)	(32,123,302)

Net Assets:
Beginning of year	152,215,703	184,339,005
End of year*	$146,769,046	$152,215,703
* Includes accumulated net investment loss of:	$(835,725)	$(544,014)

See Notes to Financial Statements.

18	Legg Mason Capital Management Global Growth Trust 2013 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2013	2012	2011[2]	2010[2]	2009[2,3]

Net asset value, beginning of year	$22.81	$20.80	$19.81	$16.97	$12.24

Income from operations:
Net investment income	0.12	0.04	0.06	0.05	0.03
Net realized and unrealized gain	6.02	1.97	0.93	2.79	4.70
Total income from operations	6.14	2.01	0.99	2.84	4.73

Net asset value, end of year	$28.95	$22.81	$20.80	$19.81	$16.97
Total return[4]	26.92%	9.61%	5.05%	16.74%	38.64%

Net assets, end of year (000s)	$8,596	$9,425	$11,158	$12,630	$11,910

Ratios to average net assets:
Gross expenses	1.33%	1.26%	1.24%	1.20%	1.16%[5]
Net expenses[6,7,8]	1.15	1.15	1.15	1.15	1.13 [5]
Net investment income	0.46	0.17	0.30	0.27	0.30 [5]

Portfolio turnover rate	43%	51%	54%	71%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to February 29, 2012.

[3]	For the period February 3, 2009 (commencement of operations) to October 31, 2009.

[4]

Performance figures, exclusive of sale charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Capital Management Global Growth Trust 2013 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1,2]	2013	2012	2011[3]	2010[3]	2009[3,4]	2008[3,5]

Net asset value, beginning of year	$22.17	$20.37	$19.54	$16.88	$12.85	$32.48

Income (loss) from operations:
Net investment loss	(0.07)	(0.12)	(0.09)	(0.09)	(0.05)	(0.16)
Net realized and unrealized gain (loss)	5.83	1.92	0.92	2.75	4.08	(19.47)
Total income (loss) from operations	5.76	1.80	0.83	2.66	4.03	(19.63)

Net asset value, end of year	$27.93	$22.17	$20.37	$19.54	$16.88	$12.85
Total return[6]	25.98%	8.78%	4.30%	15.76%	31.36%	(60.44)%

Net assets, end of year (000s)	$108,598	$112,266	$139,175	$183,178	$204,588	$204,523

Ratios to average net assets:
Gross expenses	2.07%	2.01%	1.97%	1.93%	1.88%[7]	1.84%
Net expenses[8,9,10]	1.90	1.90	1.90	1.90	1.88 [7]	1.84
Net investment loss	(0.30)	(0.58)	(0.45)	(0.49)	(0.47) [7]	(0.67)

Portfolio turnover rate	43%	51%	54%	71%	36%	104%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to February 29, 2012.

[4]	For the period January 1, 2009 through October 31, 2009.

[5]	For the year ended December 31.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Legg Mason Capital Management Global Growth Trust 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1,2]	2013	2012	2011[3]	2010[3]	2009[3,4]	2008[3,5]

Net asset value, beginning of year	$23.75	$21.66	$20.62	$17.67	$13.37	$33.54

Income (loss) from operations:
Net investment income	0.12	0.04	0.06	0.05	0.04	0.01
Net realized and unrealized gain (loss)	6.28	2.05	0.98	2.90	4.26	(20.18)
Total income (loss) from operations	6.40	2.09	1.04	2.95	4.30	(20.17)

Net asset value, end of year	$30.15	$23.75	$21.66	$20.62	$17.67	$13.37
Total return[6]	26.95%	9.65%	5.04%	16.69%	32.16%	(60.14)%

Net assets, end of year (000s)	$11,108	$10,680	$13,110	$36,010	$41,567	$106,362

Ratios to average net assets:
Gross expenses	1.27%	1.33%	1.18%	1.24%	1.08%[7]	1.12%
Net expenses[8,9,10]	1.15	1.15	1.15	1.14	1.08 [7]	1.12
Net investment income	0.45	0.17	0.29	0.27	0.34 [7]	0.05

Portfolio turnover rate	43%	51%	54%	71%	36%	104%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to February 29, 2012.

[4]	For the period January 1, 2009 through October 31, 2009.

[5]	For the year ended December 31.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Capital Management Global Growth Trust 2013 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2013	2012	2011[2]	2010[2]	2009[2,3]		2008[2,4]

Net asset value, beginning of year	$23.37	$21.37	$20.40	$17.52	$13.29		$33.43

Income (loss) from operations:
Net investment income (loss)	0.05	(0.02)	0.01	0.01	0.00	[5]	(0.03)
Net realized and unrealized gain (loss)	6.18	2.02	0.96	2.87	4.23		(20.11)
Total income (loss) from operations	6.23	2.00	0.97	2.88	4.23		(20.14)

Net asset value, end of year	$29.60	$23.37	$21.37	$20.40	$17.52		$13.29
Total return[6]	26.66%	9.36%	4.75%	16.44%	31.83%		(60.25)%

Net assets, end of year (000s)	$690	$1,421	$1,324	$1,071	$963		$893

Ratios to average net assets:
Gross expenses	1.85%	1.71%	1.91%	1.73%	1.64%[7]		1.70%
Net expenses[8,9,10]	1.40	1.40	1.40	1.40	1.39	[7]	1.40
Net investment income (loss)	0.19	(0.07)	0.05	0.03	0.02	[7]	(0.12)

Portfolio turnover rate	43%	51%	54%	71%	36%		104%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to February 29, 2012.

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason Capital Management Global Growth Trust 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1,2]	2013	2012	2011[3]	2010[3]	2009[3,4]	2008[3,5]

Net asset value, beginning of year	$24.36	$22.17	$21.05	$17.98	$13.57	$33.94

Income (loss) from operations:
Net investment income	0.19	0.10	0.13	0.10	0.07	0.09
Net realized and unrealized gain (loss)	6.45	2.09	0.99	2.97	4.34	(20.46)
Total income (loss) from operations	6.64	2.19	1.12	3.07	4.41	(20.37)

Net asset value, end of year	$31.00	$24.36	$22.17	$21.05	$17.98	$13.57
Total return[6]	27.26%	9.88%	5.32%	17.07%	32.50%	(60.02)%

Net assets, end of year (000s)	$17,777	$18,424	$19,572	$28,863	$38,420	$41,104

Ratios to average net assets:
Gross expenses	1.06%	0.96%	0.90%	0.85%	0.80%[7]	0.79%
Net expenses[8,9]	0.90 [10]	0.90 [10]	0.88 [10]	0.85	0.80 [7]	0.79
Net investment income	0.70	0.43	0.58	0.53	0.61 [7]	0.36

Portfolio turnover rate	43%	51%	54%	71%	36%	104%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to February 29, 2012.

[4]	For the period January 1, 2009 through October 31, 2009.

[5]	For the year ended December 31.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Capital Management Global Growth Trust 2013 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Capital Management Global Growth Trust (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On February 29, 2012, the Fund was reorganized as a new series of the Trust. Prior to February 29, 2012, the Fund was organized as a series of Legg Mason Capital Management Growth Trust, Inc., a Maryland corporation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

24	Legg Mason Capital Management Global Growth Trust 2013 Annual Report

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason Capital Management Global Growth Trust 2013 Annual Report	25

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$143,487,794	—	—	$143,487,794
Preferred stocks	1,067,913	—	—	1,067,913
Total long-term investments	$144,555,707	—	—	$144,555,707
Short-term investments†	—	$4,446,000	—	4,446,000
Total investments	$144,555,707	$4,446,000	—	$149,001,707

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

26	Legg Mason Capital Management Global Growth Trust 2013 Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Legg Mason Capital Management Global Growth Trust 2013 Annual Report	27

Notes to financial statements (cont’d)

(i) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain (loss) on investment transactions. During the year ended October 31, 2013, the Fund did not receive any commission rebates.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
(a)	$48,426	—	$(48,426)
(b)	(230,902)	$230,902	—

(a)	Reclassifications are primarily due to a tax net operating loss.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions from partnerships.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, LLC (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. Effective December 1, 2012, Western Asset Management Company (“Western

28	Legg Mason Capital Management Global Growth Trust 2013 Annual Report

Asset”) manages the Fund’s cash and short-term instruments. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and oversight services to the Fund. For LMPFA’s services to the Fund, LMCM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMCM, LMPFA and Western Asset are wholly owned subsidiaries and corporate affiliates of Legg Mason, Inc. (“Legg Mason”).

As a result of expense limitation arrangements between the Fund and LMCM, the ratio of expenses, other than interest, brokerage commissions, dividend expenses on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R and Class I shares did not exceed 1.15%, 1.90%, 1.15%, 1.40% and 0.90%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the year ended October 31, 2013, fees waived and/or expenses reimbursed amounted to $249,692.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMCM and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I
Expires October 31, 2014	$11,083	$112,425	$8,619	$6,876	$4,599
Expires October 31, 2015	11,228	144,024	20,408	4,306	12,309
Expires October 31, 2016	15,898	187,812	13,769	4,143	28,070
Total fee waivers/expense reimbursements subject to recapture	$38,209	$444,261	$42,796	$15,325	$44,978

For the year ended October 31, 2013, LMCM recaptured $2,669 and $26,581 for Class A and C shares, respectively.

Legg Mason Capital Management Global Growth Trust 2013 Annual Report	29

Notes to financial statements (cont’d)

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2013, LMIS and its affiliates retained sales charges of $1,242 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$65	$2,193

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$63,120,635
Sales	104,044,235

At October 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$37,054,535
Gross unrealized depreciation	(955,163)
Net unrealized appreciation	$36,099,372

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2013, the Fund did not invest in any derivative instruments.

30	Legg Mason Capital Management Global Growth Trust 2013 Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$21,590	$13,809
Class C	1,091,672	167,743
Class FI	27,994	14,427
Class R	4,594	4,134
Class I	—	29,142
Total	$1,145,850	$229,255

For the year ended October 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$15,898
Class C	187,812
Class FI	13,769
Class R	4,143
Class I	28,070
Total	$249,692

6. Shares of beneficial interest

At October 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. On February 29, 2012, the Fund was reorganized as a new series of the Trust.

Prior to February 29, 2012, the Fund was a series of a Maryland corporation and had 100,000,000 shares of capital stock authorized with a par value of $0.001 for each of Class A, Class C, Class FI and Class I and 500,000,000 shares of capital stock authorized with a par value of $0.001 for Class R.

Legg Mason Capital Management Global Growth Trust 2013 Annual Report	31

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	40,478	$1,038,266	24,213	$534,705
Shares repurchased	(156,810)	(3,942,967)	(147,338)	(3,235,531)
Net decrease	(116,332)	$(2,904,701)	(123,125)	$(2,700,826)

Class C
Shares sold	126,675	$3,135,630	172,040	$3,710,477
Shares repurchased	(1,302,870)	(32,064,409)	(1,939,411)	(41,802,292)
Net decrease	(1,176,195)	$(28,928,779)	(1,767,371)	$(38,091,815)

Class FI
Shares sold	37,099	$982,021	58,060	$1,343,248
Shares repurchased	(118,358)	(3,203,401)	(213,613)	(4,884,265)
Net decrease	(81,259)	$(2,221,380)	(155,553)	$(3,541,017)

Class R
Shares sold	7,652	$201,710	6,941	$160,056
Shares repurchased	(45,152)	(1,172,315)	(8,120)	(185,506)
Net decrease	(37,500)	$(970,605)	(1,179)	$(25,450)

Class I
Shares sold	91,290	$2,505,328	133,022	$3,153,735
Shares repurchased	(274,186)	(7,365,390)	(259,774)	(6,127,620)
Net decrease	(182,896)	$(4,860,062)	(126,752)	$(2,973,885)

7. Income tax information and distributions to shareholders

The Fund did not make any distributions during the fiscal years ended October 31, 2013 and 2012.

As of October 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforward*	$(350,045,572)
Other book/tax temporary differences(a)	(456,248)
Unrealized appreciation (depreciation)(b)	36,095,856
Total accumulated earnings (losses) — net	$(314,405,964)

*	During the taxable year ended October 31, 2013, the Fund utilized $21,946,195 of its capital loss carryforward available from prior years. As of October 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2016	$(179,341,082)
10/31/2017	(170,704,490)
$(350,045,572)

These amounts will be available to offset any future taxable capital gains.

32	Legg Mason Capital Management Global Growth Trust 2013 Annual Report

(a)	Other book/tax temporary differences are attributable primarily to the tax deferral of late year ordinary losses and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and book/tax basis differences in the treatment of distributions from partnerships.

8. Line of credit

The Fund, along with certain other Legg Mason Funds, participated in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matured on February 28, 2013. Pursuant to the Credit Agreement, each participating fund was liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bore interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the period ended February 28, 2013. The Fund did not renew the Credit Agreement.

Legg Mason Capital Management Global Growth Trust 2013 Annual Report	33

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Legg Mason Capital Management Global Growth Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Capital Management Global Growth Trust (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at October 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 18, 2013

34	Legg Mason Capital Management Global Growth Trust 2013 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Capital Management Global Growth Trust (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Formerly, Director/Trustee of Legg Mason Institutional Funds plc, WAFixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Legg Mason Capital Management Global Growth Trust	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 15 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 15 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other board memberships held by Trustee during past five years	Director of Ticc Investment Capital Corp.

36	Legg Mason Capital Management Global Growth Trust

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Santa Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Interested Trustees[3]
Jennifer W. Murphy
Year of birth	1964
Position(s) with Trust	Trustee and Chair
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years

Executive Vice President and Chief Administrative Officer of Legg Mason, Inc. (since 2013); formerly: Chief Operations

Officer of LMM LLC (1999 to 2013); President and CEO of Legg Mason Capital Management, LLC (“LMCM”) and Manager of LMCM and predecessors (1998 to 2013).

Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee during past five years	None

Legg Mason Capital Management Global Growth Trust	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustees[3] cont’d
Kenneth D. Fuller
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	155
Other board memberships held by Trustee during past five years	None

Executive Officers

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

38	Legg Mason Capital Management Global Growth Trust

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Effective June 1, 2013, Ms. Murphy was appointed to the position of Trustee and Chair and Mr. Fuller was appointed to the position of Trustee, President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer, Mr. Gerken retired May 31, 2013. Ms. Murphy and Mr. Fuller are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

Legg Mason Capital Management Global Growth Trust	39

Legg Mason Capital Management

Global Growth Trust

Trustees

Kenneth D. Fuller*

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy*

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager/adviser

Legg Mason Capital Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Effective June 1, 2013, Ms. Murphy became a Trustee and Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Legg Mason Capital Management Global Growth Trust

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason Capital Management Global Growth Trust

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Global Growth Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at
1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-222/A 12/13 SR13-2086

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2012 and October 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $195,925 in 2012 and $72,425 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,250 in 2012 and $4,250 in 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Asset Management Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $19,500 in 2012 and $45,890 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $2,645 in 2012 and $4,081 in 2013, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $26,900 in 2012 and $240,000 in 2013.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Global Asset Management Trust

Date:	December 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Global Asset Management Trust

Date:	December 23, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Global Asset Management Trust

Date:	December 23, 2013